STATEMENT OF INVESTMENTS
BNY Mellon International Equity Fund

June 30, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.4%
Belgium - 1.5%
Syensqo SA	51,895		4,644,566
Bermuda - 2.0%
Hiscox Ltd.	427,485		6,214,414
Denmark - 5.0%
Novo Nordisk A/S, Cl. B	81,837		11,817,414
Novonesis (Novozymes), Cl. B	58,646		3,588,372
			15,405,786
France - 13.8%
Air Liquide SA	14,182		2,449,555
Bureau Veritas SA	174,086		4,821,271
Capgemini SE	19,137		3,805,879
Compagnie de Saint-Gobain SA	74,534		5,796,687
Dassault Systemes SE	102,666		3,881,240
LVMH Moet Hennessy Louis Vuitton SE	11,297		8,633,505
Publicis Groupe SA	18,560		1,975,360
Sanofi SA	83,883		8,079,715
SCOR SE	118,356		2,998,984
			42,442,196
Germany - 11.1%
adidas AG	21,884		5,226,377
Deutsche Boerse AG	30,281		6,197,265
E.ON SE	388,601		5,100,191
Puma SE	67,573		3,102,386
SAP SE	30,360		6,162,061
Siemens AG	43,922		8,171,488
			33,959,768
Hong Kong - .7%
AIA Group Ltd.	312,912		2,123,733
Ireland - 4.0%
Experian PLC	151,277		7,048,710
Smurfit Kappa Group PLC	116,872	[a]	5,215,148
			12,263,858
Japan - 13.3%
Advantest Corp.	96,200		3,841,662
East Japan Railway Co.	194,900		3,227,740
Ebara Corp.	216,000		3,414,731
Keyence Corp.	13,400		5,875,878
OBIC Co. Ltd.	21,300		2,745,739
Pan Pacific International Holdings Corp.	204,500		4,784,250
Recruit Holdings Co. Ltd.	130,313		6,971,247
Sugi Holdings Co. Ltd.	138,100		1,900,388
TechnoPro Holdings, Inc.	205,800		3,370,520

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.4% (continued)
Japan - 13.3% (continued)
Unicharm Corp.		141,600		4,547,500
				40,679,655
Netherlands - 7.3%
ASML Holding NV		10,853		11,206,916
ING Groep NV		347,912		5,947,383
Wolters Kluwer NV		32,317		5,357,611
				22,511,910
South Korea - 1.9%
Samsung Electronics Co. Ltd.		97,549		5,775,695
Spain - 2.1%
Industria de Diseno Textil SA		127,544		6,332,463
Switzerland - 12.9%
Alcon, Inc.		74,871		6,685,015
Cie Financiere Richemont SA, Cl. A		45,421		7,090,317
Julius Baer Group Ltd.		67,627		3,778,591
Nestle SA		102,601		10,474,221
Novartis AG		106,645		11,415,270
				39,443,414
Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		17,921		3,114,849
United Kingdom - 20.8%
Ashtead Group PLC		17,308		1,155,651
AstraZeneca PLC		48,425		7,563,607
ConvaTec Group PLC		1,297,076	[b]	3,849,860
Croda International PLC		14,494		723,347
Diageo PLC		89,580		2,819,061
GSK PLC		219,442		4,242,781
Halma PLC		41,672		1,425,455
IMI PLC		280,084		6,245,516
London Stock Exchange Group PLC		59,325		7,049,317
National Grid PLC		419,152		4,676,456
QinetiQ Group PLC		693,074		3,882,941
RELX PLC		125,794		5,787,532
The Weir Group PLC		220,188		5,522,259
Unilever PLC		159,420		8,756,167
				63,699,950
Total Common Stocks (cost $249,443,277)				298,612,257
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,765,138)	5.42	4,765,138	[c]	4,765,138

Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,184,090)	5.42	5,184,090	[c]	5,184,090
Total Investments (cost $259,392,505)		100.6%		308,561,485
Liabilities, Less Cash and Receivables		(.6%)		(1,892,725)
Net Assets		100.0%		306,668,760

ADR—American Depositary Receipt

a Security, or portion thereof, on loan. At June 30, 2024, the value of the fund’s securities on loan was $4,960,932 and the value of the collateral was $5,184,090, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2024, these securities were valued at $3,849,860 or 1.26% of net assets.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon International Equity Fund

June 30, 2024 (Unaudited)

The following is a summary of the inputs used as of June 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	298,612,257	-	-	298,612,257
Investment Companies	9,949,228	-	-	9,949,228

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board Members (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At June 30, 2024, accumulated net unrealized appreciation on investments was $49,168,980, consisting of $55,458,571 gross unrealized appreciation and $6,289,591 gross unrealized depreciation.

At June 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.